Tortoise Energy Independence Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2023

	Shares	Fair Value
Common Stock - 90.2% (1)
Canada Crude Oil Pipelines - 1.5% (1)
Enbridge, Inc.	23,865	$895,415
Canada Natural Gas/Natural Gas Liquids Pipelines - 1.3% (1)
TC Energy Corp.	19,745	786,048
Canada Oil and Gas Production - 2.3% (1)
Suncor Energy, Inc.	40,528	1,361,741
United States Natural Gas Gathering/Processing - 0.3% (1)
Kinetik Holdings, Inc.	5,678	168,921
United States Natural Gas/Natural Gas Liquids Pipelines - 19.1% (1)
Cheniere Energy, Inc.	37,456	5,893,327
Excelerate Energy, Inc.	6,209	134,176
Kinder Morgan, Inc.	56,165	958,175
NextDecade Corp. (2)	65,669	463,623
Targa Resources Corp.	37,880	2,806,908
The Williams Companies, Inc.	36,175	1,088,868
		11,345,077
United States Oil and Gas Production - 59.9% (1)
Chevron Corp.	19,314	3,105,112
ConocoPhillips	21,747	2,247,552
Coterra Energy, Inc.	21,071	526,143
Devon Energy Corp.	90,404	4,874,584
Diamondback Energy, Inc.	37,179	5,226,624
EOG Resources, Inc.	23,070	2,607,371
EQT Corp.	117,402	3,895,398
Exxon Mobil Corp.	30,377	3,338,736
Marathon Oil Corp.	81,694	2,054,604
Occidental Petroleum Corp.	43,302	2,535,765
PDC Energy, Inc.	9,914	665,329
Pioneer Natural Resources Co.	22,350	4,479,164
		35,556,382
United States Other - 4.3% (1)
Baker Hughes Co.	38,763	1,186,148
Darling Ingredients, Inc. (2)	1,957	123,819
Denbury, Inc. (2)	15,079	1,257,136
		2,567,103
United States Renewables and Power Infrastructure - 1.5% (1)
American Electric Power Co., Inc.	2,921	256,961
Constellation Energy Corp.	8,071	604,437
		861,398
Total Common Stock
(Cost $33,288,005)		53,542,085

Master Limited Partnerships - 23.4% (1)
United States Crude Oil Pipelines - 4.2% (1)
Plains All American Pipeline LP	189,849	2,515,499
United States Natural Gas Gathering/Processing - 3.2% (1)
Western Midstream Partners LP	72,535	1,886,636
United States Natural Gas/Natural Gas Liquids Pipelines - 11.7% (1)
DCP Midstream LP	50,351	2,103,665
Energy Transfer LP	293,256	3,712,621
Enterprise Products Partners LP	43,433	1,108,844
		6,925,130
United States Oil and Gas Production - 2.0% (1)
TXO Energy Partners LP (2)	50,000	1,205,500
United States Refined Product Pipelines - 2.3% (1)
Magellan Midstream Partners LP	12,744	677,471
MPLX LP	19,475	674,419
		1,351,890
Total Master Limited Partnerships
(Cost $10,162,026)		13,884,655

Money Market Fund - 0.7% (1)
United States Investment Company - 0.7% (1)
Invesco Government & Agency Portfolio - Institutional Class, 4.513% (3)
(Cost $411,968)	411,968	411,968

Total Investments - 114.3% (1)
(Cost $43,861,999) (1)		67,838,708
Liabilities in Excess of Other Assets - (0.1)%(1)		(77,217)
Credit Facility Borrowings - (14.2%) (1)		(8,400,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$59,361,491

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of February 28, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stock (a)	$53,542,085	$-	$-	$53,542,085
Master Limited Partnerships (a)	13,884,655	-	-	13,884,655
Money Market Fund (b)	411,968	-	-	411,968
Total Investments	$67,838,708	$-	$-	$67,838,708

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.